                                                                               .
                                                                               .
                                                                               .
                            SUBSIDIARY COMPANIES OF
                        CENTURY BUSINESS SERVICES, INC.


                                                                    Exhibit 21.1


                                                                                           STATE OF
                                            COMPANY NAME                                 INCORPORATION
                                            ------------                                 -------------
       1          BBGPR, LLC                                                                 Texas
       2          Benmark, Inc.                                                              Georgia
       3          BGS&G Insurance Services, Inc.                                             Maryland
       4          CBIZ Accounting, Tax & Advisory of Atlanta, Inc.                           Ohio
       5          CBIZ Accounting, Tax & Advisory of Bethesda, Inc.                          Ohio
       6          CBIZ Accounting, Tax & Advisory of Boca Raton, Inc.                        Ohio
       7          CBIZ Accounting, Tax & Advisory of Central Ohio, Inc.                      Ohio
       8          CBIZ Accounting, Tax & Advisory of Cleveland, Inc.                         Ohio
       9          CBIZ Accounting, Tax & Advisory of Colorado, Inc.                          Ohio
      10          CBIZ Accounting, Tax & Advisory of Columbia, Inc.                          Ohio
      11          CBIZ Accounting, Tax & Advisory of Cumberland, Inc.                        Ohio
      12          CBIZ Accounting, Tax & Advisory of Kansas City, Inc.                       Ohio
      13          CBIZ Accounting, Tax & Advisory of New York, Inc.                          Ohio
      14          CBIZ Accounting, Tax & Advisory of Northeast Ohio, Inc.                    Ohio
      15          CBIZ Accounting, Tax & Advisory of Northern California, Inc.               Ohio
      16          CBIZ Accounting, Tax & Advisory of Orange County, Inc.                     Ohio
      17          CBIZ Accounting, Tax & Advisory of Topeka, Inc.                            Ohio
      18          CBIZ Accounting, Tax & Advisory of Wichita, Inc.                           Ohio
      19          CBIZ Accounting, Tax & Advisory, Inc.                                      Ohio
      20          CBIZ Actuarial & Benefit Consultants, Inc.                                 Ohio
      21          CBIZ Beatty Satchell Business Services, Inc.                               Maryland
      22          CBIZ Benefits & Insurance Services of Maryland, Inc.                       Maryland
      23          CBIZ Benefits & Insurance Services of Ohio, Inc.                           Ohio
      24          CBIZ Benefits & Insurance Services of Pennsylvania, Inc.                   Delaware
      25          CBIZ Benefits & Insurance Services of Silicon Valley, Inc.                 California
      26          CBIZ Benefits & Insurance Services, Inc.                                   Missouri
      27          CBIZ Business Services, Inc.                                               Ohio
      28          CBIZ Business Solutions of St. Louis, Inc.                                 Ohio
      29          CBIZ Business Solutions of Tampa Bay, Inc.                                 Ohio
      30          CBIZ BVKT Business Services, Inc.                                          Ohio
      31          CBIZ e-Solutions, Inc.                                                     Ontario
      32          CBIZ Financial Solutions, Inc.                                             Ohio
      33          CBIZ FPG Business Services, Inc.                                           Ohio
      34          CBIZ Gibraltar Real Estate Services Corporation                            Illinois
      35          CBIZ Gordon, Zucarelli & Handley Business Services, Inc.                   Ohio
      36          CBIZ HealthCare Solutions Group, Inc.                                      Ohio
      37          CBIZ Hunt & Associates, Inc.                                               Ohio
      38          CBIZ Institutional Benefit Services, Inc.                                  Ohio
      39          CBIZ Insurance Agency, Inc.                                                Ohio
      40          CBIZ KA Consulting Services, Inc.                                          Ohio
      41          CBIZ Kessler Government Relations, Inc.                                    Ohio
      42          CBIZ M & S Consulting Services, Inc.                                       Ohio
      43          CBIZ M. T. Donahoe & Associates, Inc.                                      Ohio
      44          CBIZ McClain Accounting, Tax & Advisory, Inc.                              Ohio
      45          CBIZ Medical Management Professionals, Inc.                                Ohio
      46          CBIZ Mergers & Acquisitions Group, Inc.                                    Illinois
      47          CBIZ Nemphos, Weber Business Services, Inc.                                Ohio

                            SUBSIDIARY COMPANIES OF
                        CENTURY BUSINESS SERVICES, INC.

                                                                                           STATE OF
                                            COMPANY NAME                                 INCORPORATION
                                            ------------                                 -------------
      48          CBIZ Network Solutions, Inc.                                               Ohio
      49          CBIZ Philip-Rae Business Services, Inc.                                    Ohio
      50          CBIZ Property Tax Solutions, Inc.                                          Ohio
      51          CBIZ Restructuring Group, Inc.                                             Ohio
      52          CBIZ Rootberg Business Services, Inc.                                      Ohio
      53          CBIZ SK&B Business Solutions, Inc.                                         Ohio
      54          CBIZ Southern California, Inc.                                             Ohio
      55          CBIZ Special Risk Insurance Services, Inc.                                 Ohio
      56          CBIZ Surety Underwriters, Inc.                                             Arizona
      57          CBIZ Tax & Advisory of Nebraska, Inc.                                      Ohio
      58          CBIZ Technologies, Inc.                                                    Ohio
      59          CBIZ Trilinc Consulting, Inc.                                              Ohio
      60          CBIZ Valuation Group, Inc.                                                 Ohio
      61          CBIZ Vine Street Holding Corp.                                             Ohio
      62          CBIZ Western Kansas, Inc.                                                  Ohio
      63          CBIZ Worksite Services, Inc.                                               Missouri
      64          CBSI Management Co.                                                        Ohio
      65          Century Risk Services Company                                              Ohio
      66          Century Surety Underwriters, Inc.                                          Indiana
      67          Commercial Surety Agency, Inc.                                             Ohio
      68          Competitive Technologies Business Services, Inc.                           Ohio
      69          Connecticut Escrow, Inc.                                                   Ohio
      70          Contract Surety Reinsurance Corp.                                          Ohio
      71          DP & Co. Business Services, Inc.                                           Ohio
      72          ERIC Agency, Inc.                                                          Colorado
      73          G & C Business Services, Inc.                                              Ohio
      74          Government Employee Benefits Corporation of Georgia                        Georgia
      75          Health Administration Services, Inc.                                       Ohio
      76          MHM Resources, Inc.                                                        Ohio
      77          Moore, Tyler & Company, Inc.                                               Ohio
      78          MRP Business Solutions Group, Inc.                                         Ohio
      79          SLW Business Services, Inc.                                                Ohio
      80          Surety Associates II, Inc.                                                 Connecticut
      81          Varney Business Services, Inc.                                             Ohio
      82          WC & M Business Services, Inc.                                             Ohio